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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 -------------

                                    FORM 8-K


                                 Current Report


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 27, 1997
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                               RYDER SYSTEM, INC.
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             (Exact name of registrant as specified in its charter)



             Florida                 1-4364             59-0739250
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(State or other jurisdiction       (Commission          (IRS Employer
   of Incorporation)               File Number)        Identification No.)



3600 N.W. 82nd Avenue, Miami, Florida                               33166
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code: (305) 500-3276
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Item 5.   Other Events.


          Ryder System, Inc. (the "Company") announced that it has agreed in principle to sell Ryder Automotive Carrier Services, Inc. to Allied Holdings, Inc. for approximately $114.5 million. A copy of the Company's press release dated May 27, 1997 is attached hereto as Exhibit 99.

99.  Press Release dated May 27, 1997, issued by Ryder System, Inc.



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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 27, 1997




                                        RYDER SYSTEM, INC.



                                        By: /s/ Edward R. Henderson
                                            --------------------------
                                            Name:  Edward R. Henderson
                                            Title: Assistant General Counsel
                                                      and Assistant Secretary